Supplement dated October 8, 2004 to
Mosaic Equity Trust Prospectus dated May 1, 2004

The first full paragraph on page 10 should read as follows:

Other Expenses. Under a Separate Services Agreement with the Trust, we provide or arrange for each fund to have all other operational and other support services it needs. We receive a fee calculated as a percentage of the average daily net assets of each fund for these services and accrue for fixed fees paid directly by each fund for independent audit services and the compensation of Independent Trustees. These fees are also deducted automatically from all accounts and are reflected in the daily price of each fund. At the end of the Trust's most recent fiscal year, this fee was set at the following rates (including the accrual for independent audit services and the compensation of Independent Trustees): Mid-Cap Fund - 0.50%; Balanced Fund - 0.45%; and Foresight Fund - 0.50%. The Investors Fund's other expenses were calculated as 0.25% on the first $25 million of average daily net assets, 0.12% on the next $25 million and 0.11% on the average daily net assets above $50 million. Beginning August 1, 2004, the Investor's Fund's other expenses (including the accrual for independent audit services and the compensation of Independent Trustees) were calculated as approximately 0.26% on the first $100 million of average daily net assets and 0.20% on amounts above $100 million.